                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 Or 15(D) of The
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 29, 2003



                              ANTARES PHARMA, INC.
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)

         Minnesota                 0-20945                  41-1350192
         ---------                 -------                  ----------
      (State or Other           (Commission              (I.R.S. Employer
       Jurisdiction              File Number)            Identification No.)
     of Incorporation)


               707 Eagleview Boulevard, Suite 414, Exton, PA     19341
               --------------------------------------------------------
               (Address of Principal Executive Offices)      (Zip Code)

       Registrant's telephone number, including area code: (610) 458-6200


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 9.           Regulation FD Disclsoure.

     On May 29, 2003, Antares Pharma, Inc. issued a press release regarding its presentation at the Friedman Billings Ramsey 7th Annual Technology and Growth Investor Conference. A copy of the press release issued is attached hereto as
Exhibit 99.1

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         99.1        Press Release dated May 29, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 29, 2003                              ANTARES PHARMA, INC.



                                                 By /s/ Lawrence M. Christian
                                                    ----------------------------
                                                    Lawrence M. Christian
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

          99.1         Press Release dated May 29, 2003.